Exhibit 99.2

CSE: VREO OTCQX: VREOF Q1 2025 Results Conference Call May 9, 2025

Q1 2025 Results Conference Call || 2 Forward Looking Statement Disclaimer CAUTIONARY NOTE REGARDING FORWARD-LOOKING INFORMATION: This presentation includes information, statements, beliefs, and opinions which are forward-looking, and which reflect current estimates, expectations, and projections about future events, referred to herein and which constitute “forward-looking statements” or “forward-looking information” within the meaning of Canadian and U.S. securities laws. Statements containing words such as “believe”, “expect”, “intend”, “should”, “seek”, “anticipate”, “will”, “positioned”, “plan”, “may”, “estimate”, “could”, “continue”, “outlook”, “strategy”, “initiative”, “foreseeable”, “potential”, “guidance”, “future”, “priorities”, “opportunity”, “likely”, or, in each case, their negative, plural, and words of similar meaning are intended to identify forward-looking statements. By their nature, forward-looking statements involve a number of known and unknown risks, uncertainties and assumptions concerning, among other things, the Company’s anticipated business strategies, anticipated trends in the Company’s business and anticipated market share, that could cause actual results or events to differ materially from those expressed or implied by the forward-looking statements. These risks, uncertainties and assumptions could adversely affect the outcome and financial effects of the plans and events described herein. In addition, even if the outcome and financial effects of the plans and events described herein are consistent with the forward-looking statements contained in this document, those results or developments may not be indicative of results or developments in subsequent periods. Although the Company has attempted to identify important risks and factors that could cause actual actions, events or results to differ materially from those described in forward-looking information, there may be other factors and risks that cause actions, events or results not to be as anticipated, estimated, or intended, including those described in the Risk Factors section of our Form 10-K for the year ended December 31, 2024 filed with the U.S. Securities and Exchange Commission. Forward-looking information contained in this presentation is based on the Company’s current estimates, expectations and projections, which the Company believes are reasonable as of the current date. The Company can give no assurance that these estimates, expectations and projections will prove to have been correct. You should not place undue reliance on forward-looking statements, which are based on the information available as of the date of this document. Forward-looking statements contained in this document are made of the date of this presentation and, except as required by applicable law, the Company assumes no obligation to update or revise them to reflect new events or circumstances. Historical statements contained in this presentation regarding past trends or activities should not be taken as a representation that such trends or activities will continue in the future. In this regard, certain financial information contained herein has been extracted from, or based upon, information available in the public domain and/or provided by the Company. In particular historical results should not be taken as a representation that such trends will be replicated in the future. No statement in this document is intended to be nor may be construed as a profit forecast. CAUTIONARY NOTE REGARDING FUTURE-ORIENTED FINANCIAL INFORMATION: To the extent any forward-looking information in this presentation constitutes “future-oriented financial information” or “financial outlooks” within the meaning of applicable Canadian securities laws, such information is being provided to demonstrate the anticipated market penetration and the reader is cautioned that this information may not be appropriate for any other purpose and the reader should not place undue reliance on such future-oriented financial information and financial outlooks. Future-oriented financial information and financial outlooks, as with forward-looking information generally, are, without limitation, based on the assumptions and subject to the risks set out above under the heading “Cautionary Note Regarding Forward-Looking Information”. Vireo’s actual financial position and results of operations may differ materially from management’s current expectations and, as a result, Vireo’s revenue and expenses may differ materially from the revenue and expenses profiles provided in this presentation. Such information is presented for illustrative purposes only and may not be an indication of Vireo’s actual financial position or results of operations. NON-GAAP FINANCIAL MEASURES: EBITDA and Adjusted EBITDA are non-GAAP measures and do not have standardized definitions under U.S. GAAP accounting principles. EBITDA represents net income (loss) adjusted to exclude interest, income taxes, depreciation, and amortization. This supplemental non-GAAP financial measures should not be considered superior to, as a substitute for or as an alternative to, and should be considered in conjunction with, the GAAP financial measures presented.

First Quarter and Recent Business Highlights • Q1 results were in line with expectations for Vireo’s established core markets • Q1 performance was driven by continued growth in Maryland, stable performance in Minnesota, medical sales declines in New York, and the commencement of adult use sales in New York from our indoor facility • Q1 operating expenses include $1.2 million of transaction-related expenses • Adjusted EBITDA margins continue to exceed 25% • Company ended Q1 with $86.3 million in cash • Merger Transactions expected to begin closing in Q2 • Management will provide additional updates on its combined platform once Merger Transactions have closed Q1 2025 Results Conference Call || 3

Summary Financials Q1 2025 Results Conference Call || 4 Three Months Ended US $ in millions March 31, 2025 2024 Variance GAAP Revenue $24.5 $24.1 1.9% GAAP Gross Profit $12.4 $12.2 1.4% Gross Profit Margin 50.6% 50.8% -20 bps SG&A Expenses $7.5 $7.1 6.0% SG&A Expenses (% of Sales) 30.5% 29.3% 120 bps Operating Income (Loss) $2.0 $4.8 -58.5% Operating Income Margin 8.1% 19.8% -1,170 bps Adjusted EBITDA $6.6 $6.1 8.5% Adjusted EBITDA Margin 26.8% 25.2% 160 bps Summary of Key Financial Metrics

State-by-State Revenue Performance1 Q1 2025 Results Conference Call || 5 1Q25 1Q24%∆ 1Q25 4Q24%∆ Total Retail: $19,233,641 $19,599,440 (2) $19,233,641 $19,375,309 (1) Minnesota $11,209,204 $10,977,089 2 $11,209,204 $11,221,254 0 Maryland $6,819,392 $6,801,082 0 $6,819,392 $6,846,072 0 New York $1,205,045 $1,821,269 (34) $1,205,045 $1,307,983 (8) Total Wholesale: $5,307,000 $4,487,875 18 $5,307,000 $5,648,007 (6) Minnesota $281,411 -- 100 $281,411 $133,606 111 Maryland $4,089,238 $3,353,661 22 $4,089,238 $4,014,754 2 New York $936,351 $1,134,214 (17) $936,351 $1,499,647 (38) Total Revenue: $24,540,641 $24,087,315 2 $24,540,641 $25,023,316 (2) Q1 YoY Q1 Sequential 1 Please refer to form 10-Q for the three months ended March 31, 2025 for complete detail on state-by-state revenue performance including non-core markets and discontinued operations.

Capitalization Table as of March 31, 2025 Q1 2025 Results Conference Call || 6 Vireo Growth Inc. Capitalization Table* FD Treasury Method Shares Outstanding (@ stock price of US $0.50) 472,078,412 Stock Price US $0.45 Market Cap ($ USD) $212.4M Balance Sheet as of 3/31/25: Cash Balance $86.3M Net Long-Term Debt & Convertible Debt $72.5M Lease Liabilities $17.6M Income Tax Receivable $11.4M Uncertain Tax Liability $35.0M Subordinate Voting Shares* 339,475,288 Multiple Voting Shares 278,170 Total Subordinate Voting Shares (w/ Multiple Voting Shares Converted) 367,292,288 Options (@ avg. strike US $0.43) 30,731,300 Warrants (@ avg. strike US $0.82) 8,541,586 Grown Rogue Warrants (strike @ US $0.233) 10,000,000 RSUs 71,156,247 Convertible Debt 16,000,000 Total Shares Including All Dilutives 487,721,760 *Subordinate Voting Shares includes 129,536,874 shares issued related the private placement which was completed in December 2024.

EBITDA and Adjusted EBITDA Reconciliation Q1 2025 Results Conference Call || 7 Net income (loss) $ (6,508,790) $ (6,711,460) Interest expense, net 7,599,517 8,722,637 Income taxes 1,675,000 3,945,000 Depreciation & Amortization 257,134 253,581 Depreciation and amortization included in cost of goods sold 570,040 584,958 EBITDA (non-GAAP) $ 3,592,901 $ 6,794,716 Inventory adjustment $ 433,000 $ 304,000 Grown Rogue termination fee included in cost of goods sold 266,667 — Stock-based compensation 1,460,850 179,789 Transaction related expenses 1,244,696 — Other income (790,038) (1,327,879) Severance expense 379,916 — Loss on disposal of assets — 120,856 Adjusted EBITDA (non-GAAP) $ 6,587,992 $ 6,071,482 Three Months Ended March 31, 2025 2024

CSE: VREO OTCQX: VREOF